Supplement dated February 10, 2017 to the Wilmington Funds Global Alpha Prospectus

dated January 31, 2017 (the “Prospectus”)

Effective February 6, 2017, the information in the Prospectus will be amended, supplemented, or replaced as follows:

Portfolio Manager Termination

Effective February 6, 2017, Joshua A. Savadove, CFA of Wilmington Trust Investment Advisors, Inc. ceased to be a portfolio manager of the Wilmington Global Alpha Equities Fund. Accordingly, all references to Mr. Savadove in the Prospectus are hereby deleted.

Please keep this Supplement for future reference.